MAINSTAY FUNDS TRUST

MainStay Epoch U.S. Equity Yield Fund

Supplement dated May 9, 2017 (“Supplement”) to the
Prospectus dated February 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is revised as follows:

1.	The table and footnotes in the section entitled “Fee and Expenses of the Fund,” as well as the table in the section entitled “Example” are revised as follows:

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.67%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.03%
1.	The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets in excess of $2 billion.

	1 Year	3 Years	5 Years	10 Years
Class T	$ 352	$ 570	$ 804	$ 1,478

2.	The section entitled, “Know With Whom You Are Investing: Additional Information Regarding Fee Waivers: Contractual,” is revised to include the following waiver:

MainStay Epoch U.S. Equity Yield Fund: Class A, 1.14%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE